===============================================================================
 Vanguard
  Asset
Allocation
  Fund                                          A Member of The Vanguard Group
===============================================================================
PROSPECTUS -- January 17, 1997
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NEW ACCOUNT INFORMATION:
 Investor Information Department -- 1-800-662-7447 (SHIP)
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SHAREHOLDER ACCOUNT SERVICES:
 Client Services Department -- 1-800-662-2739 (CREW)
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INVESTMENT    Vanguard Asset Allocation Fund, Inc. (the "Fund") is an open-end
OBJECTIVE &   diversified investment company that seeks to maximize total
POLICIES      return (i.e., capital change plus income). The Fund invests in common stocks, bonds and money market instruments in proportions consistent with their expected returns and risks as evaluated by the Fund's adviser. The Fund should not be considered a complete investment program. There is no assurance that the Fund will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
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OPENING AN    To open a regular (non-retirement) account, please complete and
ACCOUNT       return the Account Registration Form. If you need assistance in completing this Form, please call our Investor Information
              Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday from 8:00
              a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m.
              (Eastern time). The minimum initial investment is $3,000, or
              $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The
              Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative and distribution services.
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ABOUT THIS    This Prospectus is designed to set forth concisely the
PROSPECTUS    information you should know about the Fund before you invest. It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange
              Commission. Such Statement is dated January 17, 1997 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information Department.

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 TABLE OF CONTENTS


                               Page                                            Page                                       Page
Fund Expenses                    2          Implementation of Policies           7          SHAREHOLDER GUIDE
Financial Highlights             2          Investment Limitations               9     Opening an Account and
Yield and Total Return           3          Management of the Fund               9        Purchasing Shares                15
FUND INFORMATION                            Investment Adviser                  10     When Your Account Will Be
Investment Objective             4          Performance Record                  11        Credited                         18
Investment Policies              4          Dividends, Capital Gains and               Selling Your Shares                 18
Investment Risks                 5             Taxes                            12     Exchanging Your Shares              20
Who Should Invest                6          The Share Price of the Fund         13     Important Information About
                                                General Information             14        Telephone Transactions           22
                                                                                       Transferring Registration           23
                                                                                       Other Vanguard Services             23

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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

FUND EXPENSES The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1996 fiscal year.


                                    Shareholder Transaction Expenses
              -----------------------------------------------------------------
              Sales Load Imposed on Purchases  ..............       None
              Sales Load Imposed on Reinvested Dividends  ...       None
              Redemption Fees  ..............................       None
              Exchange Fees  ................................       None


                        Annual Fund Operating Expenses
              -----------------------------------------------------------------
              Management & Administrative Expenses                   0.32%
              Investment Advisory Fees  ...........                  0.11
              12b-1 Fees  .........................       None
              Other Expenses
              Distribution Costs  .................       0.02%
                                                          0.02
              Miscellaneous Expenses  .............      ------
                                                                     0.04
              Total Other Expenses  ...............                 ------
                  Total Operating Expenses  .......                  0.47%
                                                                   =======

               The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.



               The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.


                 1 Year         3 Years         5 Years          10 Years
               ----------     -----------     -----------      ------------
                  $5             $15             $26               $59

               This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
FINANCIAL      The following financial highlights information, for a share
HIGHLIGHTS     outstanding throughout each period, insofar as it relates to each of the five years in the period ended September 30, 1996, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which, together with the remaining portions of the Fund's 1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price
               Waterhouse LLP, in the Fund's 1996 Annual Report to Shareholders.
               For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                                 Year Ended September 30,
                                       -------------------------------------------------------------------------   Nov. 3, 1988+ to
                                         1996      1995      1994       1993      1992       1991        1990      Sept. 30, 1989
                                       --------  --------  ---------   -------- --------   --------    ---------   ----------------
Net Asset Value, Beginning of
 Period ............................     $17.03    $13.78    $15.08     $13.79    $13.06     $10.93      $12.11         $10.00
                                       --------  --------  --------   --------  --------   --------    --------       --------
Investment Operations
   Net Investment Income ...........        .69       .64       .52        .54       .61        .60         .60            .46
   Net Realized and Unrealized Gain
     (Loss) on Investments  ........       1.82      3.18      (.81)      1.51       .90       2.28       (1.12)          1.90
                                       --------  --------  --------   --------  --------   --------    --------       --------

    Total from Investment Operations       2.51      3.82      (.29)      2.05      1.51       2.88        (.52)          2.36


Distributions
   Dividends from Net Investment
     Income  .......................       (.66)     (.57)     (.48)      (.59)     (.59)      (.62)       (.51)          (.25)
   Distributions from Realized
     Capital Gains  ................       (.61)       --      (.53)      (.17)     (.19)      (.13)       (.15)            --
                                       --------  --------  --------   --------  --------   --------    --------       --------

    Total Distributions ............      (1.27)     (.57)    (1.01)      (.76)     (.78)      (.75)       (.66)          (.25)
                                       --------  --------  --------   --------  --------   --------    --------       --------

Net Asset Value, End of Period  ....     $18.27    $17.03    $13.78     $15.08    $13.79     $13.06      $10.93         $12.11
                                       ========  ========  ========   ========  ========   ========    ========       ========

Total Return  ......................      15.27%    28.57%    (2.05)%    15.41%    12.16%     27.32%      (4.57)%        23.93%
                                       ========  ========  ========   ========  ========   ========    ========       ========
Ratios/Supplemental Data
Net Assets, End of Period (Millions)     $2,341    $1,593    $1,120     $1,003    $  502     $  265      $  160         $  107
Ratio of Expenses to Average Net
   Assets ..........................       0.47%     0.49%     0.50%      0.49%     0.52%      0.44%       0.50%          0.49%*
Ratio of Net Investment Income to
   Average Net Assets ..............       4.17%     4.41%     3.68%      4.07%     4.95%      5.28%       5.53%          5.53%*
Portfolio Turnover Rate  ...........         47%       34%       51%        31%       18%        44%         12%            52%
Average Commission Rate Paid  ......     $.0160       N/A       N/A        N/A       N/A        N/A         N/A            N/A


* Annualized.
+Commencement of operations.

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YIELD AND     From time to time the Fund may advertise its yield and total
TOTAL RETURN  return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

              Inaccordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over thirty days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised thirty-day yield may not fully reflect the income paid to an investor's account. Additionally, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index.

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                                                                              3

INVESTMENT               The objective of the Fund is to maximize total return
OBJECTIVE                (i.e., capital change plus income) while exhibiting
The Fund seeks to        less investment risk than a portfolio consisting
maximize total return    entirely of common stocks. There is no assurance that
                         the Fund will achieve its stated objective.
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INVESTMENT                The Fund will allocate its assets among a common stock
POLICIES                  portfolio, a bond portfolio, and money market
                          instruments. The Fund's adviser, Mellon Capital
The Fund invests in       Management, allocates the Fund's assets among stocks,
stocks, bonds and         bonds and money market instruments in proportions
money market              which reflect the anticipated returns and risks of
instruments in            each asset class. The estimates of return and risk are
varying proportions       developed based upon the adviser's disciplined
                          valuation methodology. There are no limitations on the amount of the Fund's assets which may be allocated to each of the three asset classes (stocks, bonds and money market instruments). The Fund is managed without regard to tax ramifications.

                          Inestimating the relative attractiveness of each asset class, the adviser takes into account various factors. Common stocks are evaluated using a "dividend-discount" model. This model provides an estimate of the expected return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") based upon earnings forecasts for companies whose stocks are included in the S&P 500 Index. The expected bond return is the current yield-to-maturity of long-term U.S. Treasury bonds, while the return on money market instruments reflects the current yield on three-month U.S. Treasury bills and long-term inflation forecasts.

                          Once expected return and volatility (risk) estimates are developed for each asset class, the adviser attempts to identify apparent imbalances in the relative pricing of common stocks, bonds and money market instruments, using a computer model. Implicit in the adviser's approach is the belief that such short-term imbalances occur periodically but tend to be corrected fairly quickly. The Fund's allocation among the three asset classes is then structured to take advantage of these perceived imbalances.

                          To implement a particular allocation strategy, the Fund may invest in the following securities: a diversified portfolio of common stocks selected by the adviser to parallel the performance of the S&P 500 Index; long-term U.S. Treasury bonds with maturities generally in excess of 20 years; and selected money market instruments, including repurchase agreements. The Fund may also invest in futures contracts on stock indexes and bonds. See "Implementation of Policies" for a description of the securities in which the Fund invests and other investment practices of the Fund.

                          The Fund is responsible for voting the shares of all securities it holds.

                          The investment objective and policies of the Fund are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change in either.
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4

INVESTMENT RISKS         Depending on the adviser's allocation of the Fund's
The Fund is subject to   assets among stocks, bonds and cash reserves,
stock and bond market    investors in the Fund may be exposed to the market
risk                     risk of common stocks and bonds.

                          Stock market risk is the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. To illustrate the volatility of domestic stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1996, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                          AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1996)
                                       OVER VARIOUS TIME HORIZONS



                                    1 Year      5 Years    10 Years    20 Years
                                    --------   ---------  ----------  ----------
                          Best       +53.9%      +23.9%     +20.1%      +16.9%
                          Worst      -43.3       -12.5       -0.9        +3.1
                          Average    +12.7       +10.4      +10.8       +10.8

                          As shown, from 1926 to 1996, U.S. common stocks as measured by the Index provided an average annual total return (capital appreciation plus dividend income) for 10 years, of +10.8%. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year

                          Bond market risk is . the potential for fluctuations in the market value of bonds. Bond prices vary inversely with changes in the level of interest rates. When interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise. While bonds normally fluctuate less in price than stocks, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices. For example, long-term bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the higher level of income that bonds provide.

                          While the Fund invests in stocks, bonds and money market instruments in varying proportions, investors should not construe the Fund as a balanced investment program offering relatively stable allocations among these asset classes. Because the allocation strategy of the adviser may, at certain times, result in a portfolio with a primary emphasis on common stocks, the Fund may from time to time exhibit a level of volatility which is more consistent with a common stock portfolio than a balanced portfolio. However, under normal circumstances, the volatility of the Fund's total return is expected to be less than that of a common stock portfolio, as represented, for example, by the S&P 500 Index.

The adviser may fail
to anticipate market
advances or declines

                          Investors should also be aware that the investment
                          results of the Fund depend upon the adviser's ability
                          to anticipate correctly the relative performance and
                          risk of stocks, bonds and money market instruments.
                          Historical evidence indicates that correctly timing
                          portfolio allocations among these asset classes has
                          been an extremely difficult strategy to implement
                          successfully. While the adviser has substantial
                          experience in asset allocation, there can be no
                          assurance that the adviser will correctly anticipate
                          relative asset class performance in the future on a
                          consistent basis. The Fund's short-term investment
                          results would suffer, for example, if only a small
                          portion of the Fund's assets were allocated to stocks
                          during a significant stock market advance, or if a
                          major portion of its assets were allocated to stocks
                          during a market decline. Similarly, the Fund's
                          short-term investment results would also suffer if the
                          Fund were substantially invested in bonds at a time
                          when interest rates increased.
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WHO SHOULD                The Fund is designed for investors seeking maximum
INVEST                    total return through an investment vehicle which
Long-term investors       provides an actively managed mix of stocks, bonds and
seeking maximum           money market instruments. Because the Fund can and may
total return              have a large percentage of its portfolio invested in
                          common stocks, investors in the Fund should be willing to accept the risk of an all-stock portfolio, including the potential for sudden, sometimes substantial declines in market value.

                          Due to the risks associated with common stock and bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                          No assurance can be given that the Fund will achieve its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. Also, there can be no guarantee that the adviser will correctly anticipate fluctuations in the stock and bond markets in its effort to maximize total return while minimizing risk.

                          The Fund should be considered part of a well-rounded investment program and not its sole component. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.
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6

IMPLEMENTATION            In an effort to maximize its total investment return,
OF                        the Fund utilizes a number of investment practices.
POLICIES

The Fund may invest       The Fund invests in stocks, bonds and money market
in stocks, bonds and      instruments in varying proportions. For common stocks,
money market              the Fund will invest in a diversified portfolio of
instruments               common stocks selected to parallel the investment
                          performance of the S&P 500 Index. The Fund may also invest in stock index futures and options to a limited extent, as described below.

                          Bond investments for the Fund will consist of long-term U.S. Treasury bonds (those with maturities generally in excess of 20 years) and, as described below, futures contracts and options on such bonds. As part of its bond portfolio, the Fund may also invest in other long-term "full faith and credit" obligations of the U.S. Government.

                          The money market instruments held by the Fund will have an average weighted maturity of less than 90 days. Money market instruments may include obligations of the United States Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

                          A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to, or in excess of, the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.

The Fund may lend         The Fund may lend its investment securities to
its securities            qualified institutional investors for either
                          short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least
                          100% of the current market value of the loaned securities.


The Fund may borrow       The Fund may borrow money, subject to the limitations
money under unusual       set forth below, for temporary or emergency purposes,
circumstances             including the meeting of redemption requests which
                          might otherwise require selling securities at a loss.


Portfolio turnover        Due to the active asset allocation approach employed
may be high               by the Fund, the Fund's portfolio turnover rate may be
                          high, approximately 100% per year. A 100% portfolio turnover rate would occur, for example, if all of the Fund's securities were replaced within one year.
                          Further, in order to comply with the "short-short" test under the Internal Revenue Code, it may be necessary for the Fund to modify its investment strategy and refrain from securities sales that it would otherwise make. The "short-short" test provides that a mutual fund must not receive more than 30% of its gross income from gains realized on securities held for less than 90 days.

Derivative Investing      Derivatives are instruments whose values are linked to
                          or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.





The Fund may use          The Fund may utilize stock and bond futures contracts
futures contracts         and options to a limited extent. Specifically, the
and options               Fund may enter into futures contracts provided that
                          not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options only to the extent that obligations under such contracts or transactions represent not more than 50% of the Fund's assets. However, under unusual circumstances, the Fund may maintain futures positions that are equivalent in value to up to 100% of the Fund's assets, so that the Fund may remain effectively fully invested in proportions consistent with the adviser's current asset allocation strategy.

                          Futures contracts and options may be used for several reasons: to reallocate the Fund's assets among stocks, bonds and money market instruments while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index.

                          For example, in order to reallocate 10% of the Fund's assets from stocks to bonds while minimizing transaction costs, the adviser may sell stock index futures and purchase bond futures. Because the transaction costs of futures contracts and options may be lower than the costs of investing in stocks or bonds directly, it is expected that the use of futures contracts and options may reduce the Fund's total transaction costs. Also, because futures contracts only require a small initial margin deposit, the Fund would then be able to simultaneously maintain a cash reserve for potential redemptions and simulate full investment. In the event of net redemptions from the Fund, sufficient futures contracts would be sold to avoid any leveraging of the Fund's assets.

Futures contracts         The primary risks associated with the use of futures
and options pose          contracts and options are: (i) imperfect correlation
certain risks             between the change in market value of the securities
                          held by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. While futures contracts and options can be used as leveraged instruments, the Fund may not use futures contracts or options to leverage its net assets.

                          The risk of loss in trading futures contracts in some
                          strategies can be substantial, due both to the low
                          margin deposits required and the extremely high degree
                          of leverage involved in futures pricing. As a result,
                          a relatively small price movement
                          in a futures contract may result in immediate and
                          substantial loss (or gain) to the investor. When
                          investing in futures contracts, the Fund will
                          segregate cash or other liquid portfolio securities in
                          the amount of the underlying obligation.
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INVESTMENT                The Fund has adopted certain limitations in an attempt
  LIMITATIONS             to reduce its exposure to specific situations. Some of
                          these limitations are that the Fund will not:

The Fund has adopted      (a) with respect to 75% of the value of its total
certain fundamental       assets, purchase the securities of any issuer (except
limitations               obligations of the United States government and its
                          instrumentalities) if as a result the Fund would hold
                          more than 10% of the outstanding voting securities of
                          the issuer, or more than 5% of the value of the Fund's
                          total assets would be invested in the securities of
                          such issuer;
=
                          (b) invest more than 25% of its assets in any one industry; (c) borrow money except from banks (or through reverse repurchase agreements) for temporary or emergency purposes (not leveraging), and then only in an amount not in excess of 15% of the value of the Fund's net assets at the time the borrowing is made.
                          Whenever borrowing exceeds 5% of the value of the Fund's assets, the Fund will not make any additional investments; and

                          (d) pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of its total assets.

                          These investment limitations are considered at the
                          time investment securities are purchased. The
                          investment limitations described here and in the
                          Statement of Additional Information may be changed
                          only with the approval of a majority of the Fund's
                          shareholders.
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MANAGEMENT OF             The Fund is a member of The Vanguard Group of
THE FUND                  Investment Companies, a family of more than 30
Vanguard                  investment companies with more than 90 distinct
administers and           investment portfolios and total assets in excess of
distributes the Fund      $230 billion. Through their jointly-owned subsidiary,
                          The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio
                          (annual costs including advisory fees divided by average net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper
                          Analytical Services).

                          Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays a share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                          Vanguard provides distribution and marketing services
                          to the funds. However, each fund bears its share of
                          the Group's distribution costs.
-------------------------------------------------------------------------------
INVESTMENT                The Fund employs Mellon Capital Management
ADVISER                   Corporation, 595 Market St., Suite 3000, San
Mellon Capital            Francisco, CA 94105, as its investment adviser. Under
Management                an investment advisory agreement dated January 15,
manages the Fund's        1996, the adviser manages the investment and
investments               reinvestment of the assets of the Fund and
                          continuously reviews, supervises and administers the Fund's investment program. The adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

                          The adviser is a professional counseling firm which manages well-diversified stock and bond portfolios for institutional clients. As of September 30, 1996 the adviser provided investment advisory services to 212 clients and managed assets with an approximate value of $46.4 billion. The adviser's asset allocation strategy was developed by the adviser's co-founder, William Fouse, in 1972, and is used by 84 of its clients and accounts for approximately $13.6 billion of the assets that it manages. For its asset allocation clients, including the Fund, the adviser employs a proprietary asset allocation model in managing client investment portfolios and an indexing approach in selecting individual equity securities. The Fund is one of the adviser's two investment company clients.

                          The adviser was founded in October 1983 by William Fouse and Thomas Loeb. They have been responsible for overseeing the implementation of the firm's strategy for the Fund since the Fund's inception in 1988. The adviser is a wholly-owned subsidiary of MBC Investment Corporation, which itself is a subsidiary of Mellon Bank Corporation.

                          The Fund pays the adviser a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:


                                Net Assets                          Rate
                                ----------                         ------

                                First $100 million                  .200%
                                Next $900 million                   .150%
                                Next $500 million                   .125%
                                Over $1.5 billion                   .100%


                          This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same period. For the year ended September 30, 1996, the investment advisory fee paid by the Fund represented an effective annual rate of .14 of 1% of average net assets, before a decrease of .03 of 1% based on performance.


The investment advisory agreement authorizes the adviser to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and directs the adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

The Fund has authorized the adviser to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.

-------------------------------------------------------------------------------

PERFORMANCE               The table on page 12 provides investment results for
  RECORD                  the Fund for several periods throughout the Fund's
                          lifetime. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard &
                          Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Consumer
                          Price Index, a statistical measure of changes in the prices of goods and services. The tables do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.


                          The results should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                         AVERAGE ANNUAL RETURN FOR VANGUARD ASSET ALLOCATION
                                                FUND

Fiscal Periods    Vanguard Asset      S&P 500        Consumer
Ended 9/30/96     Allocation Fund      Index       Price Index
--------------    ---------------    ---------     -------------
1 Year                  +15.3%          +20.3%          +2.8%
5 Years                 +13.4           +15.2           +2.8
Lifetime*               +14.1           +15.5           --



                   * November 3, 1988, to September 30, 1996.
-------------------------------------------------------------------------------

DIVIDENDS,               The Fund expects to pay dividends semi-annually from
CAPITAL GAINS            ordinary income. Net capital gains distributions, if
AND TAXES                any, will be distributed annually.

The Fund pays semi-       In addition, in order to satisfy certain distribution
annual dividends and      requirements of the Tax Reform Act of 1986, the Fund
any capital gains         may declare special year-end dividend and capital
annually                  gains distributions during December. Such
                          distributions, if received by shareholders by January
                          31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                          Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                          The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income and net short-term capital gains will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

                          Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                          Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                          The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A capital gain or loss    A sale of shares of the Fund is a taxable event and
may be realized upon      may result in a capital gain or loss. A capital gain
exchange or               or loss may be realized from an ordinary redemption of
redemption                shares or an exchange of shares between two mutual
                          funds (or two portfolios of a mutual fund).

                          Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                          The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

                          The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                          The tax discussion set forth above is included for
                          general information only. Prospective investors should
                          consult their own tax advisers concerning the tax
                          consequences of an investment in the Fund. The Fund is
                          managed without regard to tax ramifications.
-------------------------------------------------------------------------------
THE SHARE PRICE           The Fund's share price or "net asset value" per share
  OF THE FUND             is calculated by dividing the total assets of the
                          Fund, less any liabilities, by the total number of outstanding shares. The net asset value is determined as of the close of the New York Stock Exchange
                          (generally, 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

                          Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the bid and ask prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Bonds are valued at the latest bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Pricing services do not always consider each security's bid or last sale price when providing prices. However, prices reflect significant (that is, institutional-sized) transactions of similar securities as well as any developments involving specific securities. Instruments with remaining maturities of 60 days or less may be valued at cost (that is, after adding or subtracting any amortized discount or premium), which approximates market value.

                          The Fund's share price can be found daily in the
                          mutual fund listings of most major newspapers under
                          the heading of Vanguard.
-------------------------------------------------------------------------------
GENERAL                   The Fund is a Maryland corporation. The Articles of
INFORMATION               Incorporation permit the Directors to issue
                          1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering one class of shares.

                          The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                          Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                          All securities and cash are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and audits its financial statements annually. The Fund is not involved in any litigation.

-------------------------------------------------------------------------------
14

                                SHAREHOLDER GUIDE

OPENING AN                You may open a regular (non-retirement) account,
ACCOUNT AND               either by mail or wire. Simply complete and return an
PURCHASING                Account Registration Form and any required legal
SHARES                    documentation, indicating the amount you wish to
                          invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement
                          ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement
                          Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement for IRAs, but no more than $2,000 if you are making a regular IRA contribution.
                          Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information
                          Department at 1-800-662-7447. Note: For other types of account registrations (e.g. corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.


                          The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

Purchase                  1) Because of the risks associated with common stock
Restrictions                 and bond investments, the Fund is intended to be a
                             long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase
                             (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                          2) Vanguard will not accept third-party checks to
                             purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.



Additional
Investments

                          Subsequent investments to regular accounts may be made by mail ($100 minimum), wire ($1,000 minimum), exchange from another Vanguard Fund account, or Vanguard Fund Express. Subsequent investments to Individual Retirement Accounts may be made by mail ($100 minimum) or exchange from another Vanguard Fund account. In some instances, contributions may be made by wire or Vanguard Fund Express. Please call us for more information on these options.

                          -----------------------------------------------------


                                                                               ADDITIONAL INVESTMENTS
                                  NEW ACCOUNT                                         TO EXISTING

Purchasing By Mail           Please include the amount of your               Additional investments should
Complete and sign the        initial investment on the registration          include the Invest-by-Mail
enclosed Account             form, make your check payable to                remittance form remittance
Registration Form            The Vanguard Group-78 and                       form attached to your Fund
                             mail to:                                        confirmation statements.
                                                                             Please make your check payable
                             Vanguard Financial Center                       to The Vanguard Group-78,
                             P.O. Box 2600                                   write your account number on
                             Valley Forge, PA 19487                          your check and, using the
                                                                             return envelope provided, mail
                                                                             to the address indicated on
                                                                             the Invest-by-Mail Form.



For express                 Vanguard Financial Center                        All written request should be
or registered mail,         455 Devon Park Drive                             mailed to one of the addresses
send to:                    Wayne, PA 19087                                  indicated for new accounts. Do not
                                                                             send registered or express mail to
                                                                             the post office box address.

                            ---------------------------------------------------------------------------------------




Purchasing By Wire       CORESTATES BANK, N.A.
Money should be          ABA 031000011
wired to:                CORESTATES NO. 0101 9897
                         ATTN VANGUARD
Before Wiring            VANGUARD ASSET ALLOCATION FUND
                         ACCOUNT NUMBER
Please contact           ACCOUNT REGISTRATION
Client Services
(1-800-662-2739)
                          To ensure proper receipt, please be sure your bank
                          includes the name of the Fund, the account number
                          Vanguard has assigned to you and the eight-digit
                          CoreStates number. If you are opening a new account,
                          please complete the Account Registration Form and mail
                          it to the "New Account" address after completing your
                          wire arrangement. Note: Federal Funds wire purchase
                          orders will be accepted only when the Fund and
                          Custodian Bank are open for business.
--------------------------------------------------------------------------------
Purchasing By             You may open an account or purchase additional shares
Exchange (from a          by making an exchange from another Vanguard Fund
Vanguard account)         account. However, the Fund reserves the right to
                          refuse any exchange purchase request. Call our Client
                          Services Department toll- free at 1-800-662-2739. The
                          new account will have the same registration as the
                          existing account.
--------------------------------------------------------------------------------
Purchasing By             The Fund Express Special Purchase option lets you move
Fund Express              money from your bank account to your Vanguard account
                          at your request. Or if you choose the Automatic
Special Purchase and      Investment option, money will be moved from your bank
 Automatic Investment     account to your Vanguard account on the schedule
                          (monthly, bimonthly [every other month],
                          quarterly, semiannually or yearly) you select. To
                          establish these Fund Express options, please provide
                          the appropriate information on the Account
                          Registration Form. We will send you a confirmation of
                          your Fund Express service; please wait two weeks
                          before using the service.
--------------------------------------------------------------------------------
CHOOSING A                You must select one of three distribution options:
DISTRIBUTION
OPTION                    1. Automatic Reinvestment Option -- Both dividends and
                             capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you unless you specify one of the other options.

                          2. Cash Dividend Option -- Your dividends will be paid
                             in cash and your capital gains will be reinvested in additional Fund shares.

                          3. All Cash Option -- Both dividend and capital gains
                             distributions will be paid in cash.

                          You may change your option by calling our Client Services Department (1-800- 662-2739).

                          In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

--------------------------------------------------------------------------------

TAX CAUTION               Under Federal tax laws, the Fund is required to
                          distribute net capital gains and dividend income to
Investors should ask      Fund shareholders. These distributions are made to all
about the timing of       shareholders who own Fund shares as of the
capital gains and         distribution's record date, regardless of how long the
dividend                  shares have been owned. Purchasing shares just prior
distributions             to the record date could have a significant impact on
before investing          your tax liability for the year. For example, if you
                          purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares
                          -- you should be aware of the tax implications the timing of your purchase may have.


                          Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distributions normally occur in December, while income dividends are generally paid semi-annually in June and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."

-------------------------------------------------------------------------------
                                                                             17

IMPORTANT                 The easiest way to establish optional Vanguard
INFORMATION               services on your account is to select the options you
Optional Services         desire when you complete your Account Registration
                          Form. If you wish to add shareholder options later, you may need to provide Vanguard with additional information and a signature guarantee. Please call our Client Services Department (1-800-662-2739) for further assistance.


Signature                 For our mutual protection, we may require a signature
Guarantees                guarantee on certain written transaction requests. A
                          signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates              Share certificates will be issued upon request. If a
                          certificate is lost, you may incur an expense to replace it.

Broker-Dealer             If you purchase shares in Vanguard Funds through a
Purchases                 registered broker-dealer or investment adviser, the
                          broker-dealer or adviser may charge a service fee.

Cancelling Trades         The Fund will not cancel any trade (e.g., a purchase,
                          exchange, or redemption) believed to be authentic, received in writing or by telephone, once the trade has been received.

Electronic                You may receive a prospectus for the Fund or any of
Prospectus                the Vanguard Funds in an electronic format. Please
Delivery                  call 1-800-231-7870 for additional information, or see
                          "Other Vanguard Services-Computer Access." You may
                          also receive a paper copy of the prospectus, by
                          calling 1-800-662-7447.
-------------------------------------------------------------------------------
WHEN YOUR                 Your trade date is the date on which your account is
ACCOUNT WILL BE           credited. If your purchase is made by check, Federal
CREDITED                  Funds wire, or exchange, and is received by the close
                          of regular trading on the New York Stock Exchange, (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                          In order to prevent lengthy processing delays caused
                          by the clearing of foreign checks, Vanguard will only
                          accept a foreign check which has been drawn in U.S.
                          dollars and has been issued by a foreign bank with a
                          U.S. correspondent bank. The name of the U.S.
                          correspondent bank must be printed on the face of the
                          foreign check.
-------------------------------------------------------------------------------
SELLING YOUR              You may withdraw any portion of the funds in your
  SHARES                  account by redeeming shares at any time (please see
                          "Important Redemption Information"). You generally may
                          initiate a request by writing or by telephoning. Your
                          redemption proceeds are normally mailed within two
                          business days after the receipt of the request in Good
                          Order.
                          ------------------------------------------------------
Selling By Mail           Requests should be mailed to Vanguard Financial
                          Center, Vanguard Asset Allocation Fund, P.O. Box 1120,
                          Valley Forge, PA 19482. (For express or
                          registered mail, send your request to Vanguard
                          Financial Center, Vanguard Asset Allocation Fund, 455
                          Devon Park Drive, Wayne, PA 19087.)

                          The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.

                          ------------------------------------------------------
Definition of
Good Order

                          Good Order means that the request includes the following:

                          1. The account number and Fund name.

                          2. The amount of the transaction (specified in dollars or shares).

                          3. Signatures of all owners exactly as they are registered on the account.

                          4. Any required signature guarantees.

                          5. Other supporting legal documentation that might be required in the case of estates, corporations, trusts and certain other accounts.

                          6. Any certificates you hold for the account.

                          If you have questions about this definition as it pertains to your request, please call our Client Services Department at 1-800-662-2739.

                          ------------------------------------------------------
Selling By Telephone      To sell shares by telephone, you or your
                          pre-authorized representative may call our Client
                          Services Department at 1-800-662-2739. The proceeds
                          will be sent to you by mail. Please Note: As a
                          protection against fraud, your telephone mail
                          redemption privilege will be suspended for 15 calendar
                          days following any expedited address change to your
                          account. An expedited address change is one that is
                          made by telephone, by Vanguard Online or, in writing,
                          without the signatures of all account owners. Please
                          see "Important Information About Telephone
                          Transactions."
                          ------------------------------------------------------
Selling By Fund           If you select the Fund Express Automatic Withdrawal
Express                   option, money will be automatically moved from your
                          Vanguard Fund account to your bank account according
                          to the schedule you have selected. The Special
Automatic                 Redemption option lets you move money from your
Withdrawal                Vanguard account to your bank account on your request.
& Special Redemption      You may elect Fund Express on the Account Registration
                          Form or call our Investor Information Department at
                          1-800-662-7447 for a Fund Express application.
                          -----------------------------------------------------
Selling By Exchange       You may sell shares by making an exchange to another
                          Vanguard Fund account. Please see "Exchanging Your
                          Shares" for details.
                          -----------------------------------------------------
Important                 Shares purchased by check or Fund Express may be
Redemption                redeemed at any time. However, your redemption
Information               proceeds will not be paid until payment for the
                          purchase is collected, which may take up to ten
                          calendar days.
                          -----------------------------------------------------
Delivery of               Redemption requests received by telephone prior to the
Redemption Proceeds       close of regular trading on the New York Stock
                          Exchange (generally, 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                          Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                          Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order except as described in "Important Redemption Information."

                          If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order.

                          The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                          If the Board of Directors determines that it would be
                          detrimental to the best interests of the Fund's
                          remaining shareholders to make payment in cash, the
                          Fund may pay redemption proceeds in whole or in part
                          by a distribution in kind of readily marketable
                          securities.
                          -----------------------------------------------------
Vanguard's Average        If you make a redemption from a qualifying account,
Cost Statement            Vanguard will send you an Average Cost Statement which
                          provides you with the cost and tax basis of the shares
                          you redeemed. Please see "Statements and Reports" for
                          additional information.
                          -----------------------------------------------------

Low Balance Fee           Due to the relatively high cost of maintaining smaller
and Minimum               accounts, the Fund will automatically deduct a $10
Account Balance           annual fee from non-retirement accounts with balances
Requirement               falling below $2,500 ($500 for Uniform Gifts/Transfers
                          to Minors Act accounts). The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000. In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment. In such a case, you may be notified that the value of your account is below the Fund's minimum account balance requirement.
                          You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                          Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in the Fund's net asset value).
-------------------------------------------------------------------------------

EXCHANGING YOUR           Should your investment goals change, you may exchange
SHARES                    your shares of Vanguard Asset Allocation Fund for
                          those of other available Vanguard Funds.
Exchanging by
Telephone                 In addition to the details below, please see
                          "Important Information About Telephone Transactions."
Call Client Services
(1-800-662-2739)          When exchanging shares by telephone, please have ready
                          the Fund name, account number, Social Security number
                          or Employer Identification number listed
                          on the account, and the exact name and address in
                          which the account is registered. Only the registered
                          shareowner (or his or her preauthorized
                          representative) may complete such an exchange.
                          Requests for telephone exchanges received prior to the
                          close of the New York Stock Exchange (generally, 4:00
                          p.m. Eastern time) are processed at the close of
                          business that same day. Requests received after the
                          close of the Exchange are processed the next business
                          day. Telephone exchanges are not accepted into or from
                          Vanguard Balanced Index Fund, Vanguard Index Trust,
                          Vanguard International Equity Index Fund and Vanguard
                          Quantitative Portfolios. If you experience difficulty
                          in making a telephone exchange, your exchange request
                          may be made by regular or express mail, and it will be
                          implemented at the closing net asset value on the date
                          received by Vanguard provided the request is received
                          in Good Order. Neither the Fund nor Vanguard is
                          responsible for the authenticity of exchange
                          instructions received by telephone. Investors bear the
                          full risk of any loss arising from unauthorized
                          telephone exchanges. To prohibit telephone exchanges
                          on your account, please notify the Fund in writing.
                          Otherwise, the telephone exchange privilege will be
                          automatically established for your account.
                          ------------------------------------------------------
Exchanging By Mail        Please be sure to include on your exchange request the
                          name and account number of your current Fund, the name
                          of the Fund you wish to exchange into, the amount you
                          wish to exchange, and the signatures of all registered
                          account holders. Send your request to Vanguard
                          Financial Center, Vanguard Asset Allocation Fund, P.O.
                          Box 1120, Valley Forge, PA 19482. (For express or
                          registered mail, send your request to Vanguard
                          Financial Center, Vanguard Asset Allocation Fund, 455
                          Devon Park Drive, Wayne, PA 19087.)
                          ------------------------------------------------------

Important Exchange        Before you make an exchange, you should consider the
Information               following:

                          o Please read the Fund's prospectus before making an exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                          o An exchange is treated as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.

                          o Exchanges are accepted only if the registrations and the Taxpayer Identification numbers of the two accounts are identical.

                          o The shares to be exchanged must be on deposit and not held in certificate form.

                          o New accounts are not currently accepted in Vanguard/Windsor Fund.

                          o The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received the required documentation in Good Order.

                          o When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

                          Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                          The exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.

-------------------------------------------------------------------------------

EXCHANGE                  The Fund's exchange privilege is not intended to
PRIVILEGE                 afford shareholders a way to speculate on short-term
LIMITATIONS               movements in the market. Accordingly, in order to
                          prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                          Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from the Fund during any twelve month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard portfolios. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.

--------------------------------------------------------------------------------
IMPORTANT                 The ability to initiate redemptions (except wire
INFORMATION               redemptions) and exchanges by telephone is
ABOUT TELEPHONE           automatically established on your account unless you
TRANSACTIONS              request in writing that telephone transactions on your
                          account not be permitted.

                          To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                          1. Security Check. To request a transaction by
                             telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                          2. Payment Policy. The proceeds of any telephone
                             redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                          Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------
22

TRANSFERRING              You may transfer the registration of any of your Fund
REGISTRATION              shares to another person by completing a transfer form
                          and sending it to: Vanguard Financial Center, P.O. Box
                          1110, Valley Forge, PA 19482, Attention: Transfers
                          Department. The request must be in Good Order. To
                          receive a transfer form and full instructions, please
                          call our Client Services Department (1-800-662-2739).
--------------------------------------------------------------------------------
STATEMENTS AND            Vanguard will send you a confirmation statement each
REPORTS                   time you initiate a transaction in your account,
                          except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year- end statement, listing all transaction activity for the entire calendar year.

                          Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Fund Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                          Financial reports on the Fund will be mailed to you
                          semi-annually, according to the Fund's fiscal
                          year-end.
--------------------------------------------------------------------------------
OTHER VANGUARD            For more information about any of these services,
  SERVICES                please call our Investor Information Department at
                          1-800-662-7447.

Vanguard Direct           With Vanguard's Direct Deposit Service, most U.S.
Deposit Service           Government checks (including Social Security and
                          military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

Vanguard Automatic        Vanguard's Automatic Exchange Service allows you to
Exchange Service          move money automatically among your Vanguard Fund
                          accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client
                          Services Department at 1-800-662-2739 for additional

Vanguard Fund             Vanguard's Fund Express allows you to transfer money
Express                   between your Fund account and your account at a bank,
                          savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account
                          Registration Form or call our Investor Information
                          Department (1-800-662-7447) for a Fund Express application.

                          Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

Vanguard Dividend         Vanguard's Dividend Express allows you to transfer
Express                   your dividends and/or capital gains distributions
                          automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or credit union that is a member of the Automated Clearing House (ACH) network. You may elect this service on the Account
                          Registration Form or call our Investor Information
                          Department (1-800-662-7447) for a Vanguard Dividend
                          Express application.

Vanguard                  Vanguard's Tele-Account is a convenient, automated
Tele-Account              service that provides share price, price change and
                          yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact
                          Vanguard's Tele-Account service, dial 1-800-ON-BOARD
                          (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor
                          Information Department (1-800-662-7447).

Computer Access

Vanguard Online           Vanguard Online allows you to obtain information via
Keyword: vanguard         your personal computer on Fund share price, yield, and
                          total return. Vanguard Online is offered through America Online (AOL). To establish an AOL account, call 1-800-238-6336.

Vanguard on the           Vanguard sponsors an education-oriented website
World Wide Web            offering news and information about Vanguard Funds and
http://www.vanguard.com   services, as well as interactive, easy-to-use
                          investment planning tools.
-------------------------------------------------------------------------------

                     (This page intentionally left blank.)

      Vanguard
       Asset
     Allocation
        Fund



The Vanguard Group
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

Investor Information
  Department:
1-800-662-7447  (SHIP)


Client Services
  Department:
1-800-662-2739  (CREW)


Tele-Account for
  24-Hour Access:
1-800-662-6273 (ON-BOARD)


Telecommunication Service
  for the Hearing-impaired:
1-800-662-2738



Transfer Agent:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482

           Vanguard
             Asset
          Allocation
             Fund



     P R O S P E C T U S


       JANUARY 17, 1997







         A member of
    THE VANGUARD GROUP(R)





P078

                                    PART B

                     VANGUARD ASSET ALLOCATION FUND, INC.

                     STATEMENT OF ADDITIONAL INFORMATION
                               JANUARY 17, 1997

   This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated January 17, 1997). To obtain the Prospectus please call:

                       INVESTOR INFORMATION DEPARTMENT
                            1-800-662-7447 (SHIP)

                              TABLE OF CONTENTS

                                                          Page
                                                      --------
Investment Limitations  .......................          B-1
Purchase of Shares  ...........................          B-2
Redemption of Shares  .........................          B-3
Management of the Fund  .......................          B-4
Performance Measures  .........................          B-7
Total Return  .................................          B-9
Investment Advisory Services  .................          B-9
Portfolio Transactions  .......................          B-10
Description of U.S. Government Securities  ....          B-11
Description of Repurchase Agreements  .........          B-11
Futures Contracts  ............................          B-12
Glossary  .....................................          B-15
Financial Statements  .........................          B-15

                            INVESTMENT LIMITATIONS

   The following restrictions are fundamental policies and cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). The Fund may not under any circumstances:

   1) Borrow money, except from banks (or through reverse repurchase agreements) for temporary or emergency purposes (not leveraging), and then only in an amount not in excess of 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's assets, the Fund will not make any additional investments;

   2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

   3) Invest for the purpose of exercising control of management of any company;

   4) Purchase the securities of any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives consistent with those of the Fund;

    5) The Fund will not engage in the business of underwriting securities issued by other persons except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in disposing of portfolio securities. Additionally, the Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);

    6) Invest in commodities, except that the Fund may invest in futures contracts, options and options on futures contracts to the extent that not more than 5% of the Fund's assets are required as margin deposit for futures contracts;

    7) Invest in real estate or real estate limited partnership interests although the Fund may purchase and sell securities of companies which invest in real estate, or interests therein;

    8) Purchase securities on margin or sell any securities short except as specified in investment limitation No. 6 above;

    9) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder. No loan of securities will be made if, as a result the aggregate of such loans in the Fund would exceed 33 1/3 % of the value of the Fund's total assets;

   10) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets; and

   11) Invest more than 25% of the value of its total assets in any one industry.

   These investment limitations are considered at the time Fund securities are purchased.

   Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly- owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

                              PURCHASE OF SHARES

   The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                             REDEMPTION OF SHARES

   The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

   The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

   No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

   The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Director*
 Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of the Mead
 Corporation, General Accident Insurance and Chris-Craft Industries, Inc.


JOHN J. BRENNAN, President, Chief Executive Officer & Director*
 President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director
 Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc; Director of Sun Company, Inc. and Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, Director
 Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director
 President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, Director
 Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, Jr., Director
 Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Director
 President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; and President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.

JAMES O. WELCH, JR., Director
 Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corporation.

J. LAWRENCE WILSON, Director
 Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
 Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
 Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
 Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
 ------
 * Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

   The Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

   Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

   The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

   The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

   The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Fund's Service Agreement provides that: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no limit on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. At September 30, 1996, the Fund had contributed capital of $219,000, representing 1.1% of Vanguard's capitalization.

MANAGEMENT

   Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended September 30, 1996, the Fund's allocated share of Vanguard's actual net costs of operations relating to management and administrative services (including transfer agency) totaled approximately $6,402,000.

DISTRIBUTION

   Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

   The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

   One-half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one-half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended September 30, 1996, the Fund paid approximately $421,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.

INVESTMENT ADVISORY SERVICES

   Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax- Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Admiral Funds, Vanguard Tax-Managed Fund, Vanguard Balanced Index Fund, Vanguard Bond Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Total International Portfolio of Vanguard STAR Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, Vanguard Institutional Index Fund, Vanguard REIT Index Portfolio of Vanguard Specialized Portfolios, and a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

REMUNERATION OF DIRECTORS AND OFFICERS

   The Fund pays each Director who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended September 30, 1996 the Fund's proportionate share of remuneration paid to all Officers of the Fund, as a group, was approximately $60,746 including Directors.

   Retired Directors who are not officers are paid an annual fee based on the number of years of service. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible officer's annual compensation plus 5.7% of that part of an eligible officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all eligible officers are permitted to make pre- tax contributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1996 fiscal year was approximately $1,650.

   The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended September 30, 1996.

                        VANGUARD ASSET ALLOCATION FUND
                              COMPENSATION TABLE

                                               Pension or Retirement      Estimated
                                Aggregate       Benefits Accrued as    Annual Benefits      Total Compensation
                               Compensation        Part of Fund              Upon        From All Vanguard Funds
     Names of Directors         From Fund            Expenses             Retirement       Paid to Directors(2)
 --------------------------   --------------   ---------------------    ---------------   -----------------------
John C. Bogle(1)                     --                  --                     --                    --
John J. Brennan(1)                   --                  --                     --                    --
Barbara Barnes Hauptfuhrer         $677                $105                $15,000               $65,000
Robert E. Cawthorn                 $677                $ 88                $13,000               $65,000
Bruce K. MacLaury                  $734                $103                $12,000               $60,000
Burton G. Malkiel                  $677                $ 70                $15,000               $65,000
Alfred M. Rankin, Jr.              $677                $ 55                $15,000               $65,000
John C. Sawhill                    $677                $ 66                $15,000               $65,000
James O. Welch, Jr.                $677                $ 81                $15,000               $65,000
J. Lawrence Wilson                 $677                $ 58                $15,000               $65,000

------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                             PERFORMANCE MEASURES

   Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

   Each of the investment company members of The Vanguard Group, including Vanguard Asset Allocation Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

Standard and Poor's 500 Composite Stock Price Index -- is a well diversified list of 500 companies representing the U.S. Stock Market.

Wilshire 5000 Equity Index -- consists of nearly 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

Morgan Stanley Capital International EAFE Index -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Goldman Sachs 100 Convertible Bond Index -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Lehman Brothers Aggregate Bond Index -- is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB - or better. The Index has a market value of over $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB - or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index -- is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities greater than 10 years. The index has a market value of over $900 billion.

Lehman Long-Term Treasury Bond -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

Lehman Corporate (Baa) Bond Index -- all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

Lehman Brothers Long-Term Corporate Bond Index -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

Bond Buyer Municipal Index (20 year) Bond -- is a yield index on current coupon high grade general obligation municipal bonds.

Standard & Poor's Preferred Index -- is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.

NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite Index -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

Composite Index -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

Composite Index -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 25% Standard & Poor's Utilities Index.)

Lehman Long-Term Corporate AA or Better Bond Index -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

                                 TOTAL RETURN

   The average annual total return for the Fund for one and five years ended September 30, 1996 and for the period from inception (November 3, 1988) to September 30, 1996 was +15.27%, +13.45% and +14.06%, respectively.

   Total return is computed by determining the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                         INVESTMENT ADVISORY SERVICES

   The Fund employs Mellon Capital Management Corporation ("MCM"), 595 Market St., Suite 3000, San Francisco, California (the "Adviser") under an investment advisory agreement dated as of January 15, 1996 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

   The Fund pays the Adviser a Basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

             Net Assets                                Rate
             -------------------                      -------
            First $100 million .                       .200%
            Next $900 million  .                       .150%
            Next $500 million  .                       .125%
            Over $1.5 billion  .                       .100%

   This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund's portfolio relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets, if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same period.

   The agreement will continue until March 31, 1998 and will be renewable thereafter for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 90 days' written notice to the Fund.

   The Fund's Board of Directors may, without the approval of shareholders, provide for:

   A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

   B. A change in the terms of an advisory agreement.

   C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

   Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

   Because the Adviser provides only investment advisory services to the Fund and has no control over the Fund's expenses, the Adviser has not undertaken to guarantee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with state authorities which do require an expense guarantee.

   Description of the Adviser. The Adviser is a professional counseling firm which manages well diversified stock and bond portfolios for institutional clients. As of September 30, 1996 the Adviser provided investment advisory services to 212 clients and managed assets with an approximate value of $46.4 billion. The Adviser's asset allocation strategy was developed by the Adviser's co-founder, William Fouse, in 1972, and is used by 84 of its clients and accounts for approximately $13.6 billion of the assets that it manages. The Adviser is a wholly-owned subsidiary of MBC Investment Corporation, which itself is a wholly-owned subsidiary of Mellon Bank Corporation. For the fiscal years ended September 30, 1994, September 30, 1995 and September 30, 1996, the Fund paid approximately $1,785,000, $1,954,000 (before a decrease of $131,000 based on performance), and $2,691,000 (before a decrease of $515,000 based on performance) respectively, to the Adviser for investment advisory services. The basic fee paid to the Adviser for the fiscal year ended September 30, 1996 reflects a fee waiver of $146,000 during the period October 1, 1995 to March 31, 1996.

                            PORTFOLIO TRANSACTIONS

   The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser undertakes to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

   In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

   The investment advisory agreement also incorporates the concepts of
Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.

   Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

   Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

   The total brokerage commissions paid by the Fund for the fiscal years ended September 30, 1994, September 30, 1995 and September 30, 1996, totaled $482,595, $92,177 and $127,528 respectively.

   Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser.

DESCRIPTION OF U.S. GOVERNMENT SECURITIES

   As used in this prospectus, the term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

   U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

   Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

   An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

DESCRIPTION OF REPURCHASE AGREEMENTS

   Repurchase agreements are transactions by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

   The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                              FUTURES CONTRACTS

   The Fund may enter into stock index and fixed-income futures contracts, stock index and fixed income options, and options on such futures contracts to remain fully invested, to reduce transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or index at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

   Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

   After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

   Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

   Regulations of the CFTC applicable to the Portfolio require that all of its futures transactions constitute bona fide hedging transactions. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

   The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Portfolio's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

   Positions in futures may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close options and futures positions also could have an adverse impact on the ability to hedge effectively.

   A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Adviser will incorrectly predict future market trends. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

   Most futures exchanges limit the amount of fluctuation permitted in some futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

   The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

   In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.

   The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

                                   GLOSSARY

a. Historical Market Returns -- Total returns of broad asset class benchmarks. As examples, the returns of well-known benchmarks for domestic stocks, bonds, and money market instruments are given below.

                                                                                 Money Market
                  Asset Class       Common Stocks             Bonds              Instruments
                                  Standard & Poor's
                                 500 Composite Stock     Lehman Brothers            90 Day
                   Benchmark         Price Index       Long Treasury Index   U.S. Treasury Bills
                 -------------   -------------------    -------------------   -------------------
                     1979               18.4                   -0.5                  10.0
                     1980               32.4                   -2.9                  11.4
                     1981               -4.9                    0.4                  14.7
                     1982               21.5                   41.8                  10.9
                     1983               22.5                    2.0                   9.0
                     1984                6.2                   14.8                  10.0
                     1985               31.6                   31.6                   7.8
                     1986               18.6                   24.1                   6.2
                     1987                5.2                   -2.7                   5.9
                     1988               16.5                    9.2                   6.8
                     1989               31.6                   18.9                   8.6
                     1990               -3.1                    6.3                   7.9
                     1991               30.4                   18.5                   5.8
                     1992                7.6                    8.0                   3.6
                     1993               10.1                   17.3                   3.1
                     1994                1.3                   -7.6                   4.2
                     1995               37.6                   30.7                   5.8
                     1996(9/30)         13.5                   -5.4                   3.9

b. Asset Allocation -- Asset allocation -- in its most generic sense -- is the allotment of an investor's monies to broad asset classes such as stocks or bonds. Investors establish percentage allocation guidelines for stocks, bonds, and money market instruments which are consistent with their particular long-term investment needs. These needs will include current income, potential growth in capital, and willingness to accept risk.

   In implementing their asset allocation targets, some investors attempt to maintain a stable mix -- such as 50% stocks and 50% bonds -- while others will actively manage the stock/bond mix in pursuit of higher returns, lower risk, or other investment objectives. The key difference between investors who maintain a stable mix and those who actively change allocations is their willingness to forecast the risks and returns of individual asset classes, their forecasting abilities, and their comfort in making investment decisions based upon such forecasts. Historically, investors who actively managed the mix based upon conjecture have often underperformed both investors with relatively stable allocations and investors with logical, disciplined methods for assessing relative value and risk. Institutional investors commonly refer to active asset allocation approaches which are based upon disciplined methodologies as tactical asset allocation.

                             FINANCIAL STATEMENTS

   The Fund's financial statements, including the financial highlights for each of the five fiscal years in the period ended September 30, 1996, appearing in the Fund's 1996 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.